UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2012

HELIX BIOMEDIX, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	033-20897-D	91-2099117
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

22121 17th Avenue S.E., Suite 112
Bothell, Washington 98021
(425) 402-8400
(Address and telephone number of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01             Other Events.

On September 11, 2012, Helix BioMedix, Inc., a Delaware corporation (the “Company”), issued a press release announcing the Company’s plan for the voluntary suspension of its public company reporting obligations, which would be accomplished through a proposed reverse stock split of the Company’s common stock.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Additional Information and Where to Find It

The Company has filed a Schedule 13E-3 and preliminary proxy statement concerning the proposed reverse stock split, which are subject to SEC review.  STOCKHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE SCHEDULE 13E-3 AND PRELIMINARY PROXY STATEMENT FILED WITH THE SEC, AND, WHEN THEY BECOME AVAILABLE, THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS, BECAUSE THEY DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED REVERSE STOCK SPLIT. The definitive proxy statement and Schedule 13E-3 will be mailed to stockholders as of a record date to be established for voting on the proposed transaction.  Stockholders may obtain free copies of the Company’s preliminary proxy statement, Schedule 13E-3, definitive proxy statement (when available) and its other SEC filings electronically by accessing the SEC’s home page at http://www.sec.gov.  Copies can also be obtained, free of charge, upon written request to Helix BioMedix, Inc., Attn: R. Stephen Beatty, President and Chief Executive Officer.

Participation in Solicitation

This Form 8-K and the attached press release may constitute soliciting material under SEC Rule 14a-12, and the Company and its directors, executive officers, and advisors may be deemed to be participants in the solicitation of proxies from the holders of the Company’s common stock in respect of the proposed reverse stock split.  Stockholders may obtain additional information regarding the interest of those participants by reading the Company’s preliminary proxy statement and, when they become available, the Company’s definitive proxy statement and other relevant proxy materials, and the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q as filed with the SEC.

Item 9.01             Financial Statements and Exhibits.

(d)           The following exhibit is furnished with this Form 8-K pursuant to Item 8.01:

Exhibit No.            Description

99.1                      Press release dated September 11, 2012 issued by Helix BioMedix, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIX BIOMEDIX, INC.

Dated: September 11, 2012	By:	/s/ R. Stephen Beatty
R. Stephen Beatty
President and Chief Executive Officer

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